Exhibit 99.3



                                                   For further information:
                                    E. Renae Conley, VP, Investor Relations
                                             Phone 504/576-4947, Fax - 2897
                                                        Econley@entergy.com

April 24, 2000


                   ENTERGY REPORTS RECORD FIRST QUARTER,
                     SPURRED BY COMPETITIVE BUSINESSES

NEW ORLEANS - Entergy Corporation announced first quarter 2000 consolidated earnings per share of $0.42, compared with $0.25 in 1999. On an operational basis, Entergy earned $0.48 per share, a record first quarter and up 129% when compared with $0.21 in 1999. Weather had an equally unfavorable impact on earnings in both years, reducing earnings by $(0.08) per share in each period.

"Entergy  had  an  outstanding  first  quarter,"  said  J.  Wayne  Leonard,
Entergy's  chief  executive  officer.   "We  continue  to  deliver  on  the
commitments we have made over the last couple of years, including: growing earnings 8 to 10% a year, maintaining financial integrity and discipline, and improving service to our customers. Today's announcement of an energy commodity venture with Koch Industries further solidifies our position as a
formidable   competitor  in  the  wholesale  power  market.   The   venture
transforms our price risk management group into not only an integrated energy services business, but also a credible and significant addition to our earnings growth strategy."
----------------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
First Quarter 2000 vs.1999
----------------------------------------------------------------------------
(Per share in U.S. $)

                                   2000      1999     Change
As Reported
      U.S. Utility                 0.33      0.29      0.04
      Parent & Other                 -      (0.01)     0.01
      Competitive Businesses       0.09     (0.03)     0.12
                                  -------------------------
  Consolidated Earnings            0.42      0.25      0.17

Less Special Items
      U.S. Utility                (0.06)       -      (0.06)
      Parent & Other                 -         -         -
      Competitive Businesses         -       0.04     (0.04)
                                  -------------------------
  Total                           (0.06)     0.04     (0.10)

Operational
      U.S. Utility                 0.39      0.29      0.10
      Parent & Other                 -      (0.01)     0.01
      Competitive Businesses       0.09     (0.07)     0.16
                                  -------------------------
  Consolidated Earnings            0.48      0.21      0.27

Weather Impact                    (0.08)    (0.08)       -

Consolidated Operational           0.56      0.29      0.27
Earnings Excluding Weather
----------------------------------------------------------------------------

  Table 2 provides a first quarter 2000 vs. 1999 reported earnings variance analysis for "U.S. Utility, Parent & Other," "Competitive Businesses," and "Consolidated."

-------------------------------------------------------------------------------
Table 2: Entergy Corporation As Reported Earnings Variance Analysis
First Quarter 2000 vs. 1999
-------------------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated column, most to least favorable)

                              U. S. Utility        Competitive
                              Parent & Other (a)   Businesses     Consolidated
1999 as reported earnings          0.28               (0.03)            0.25
Net Revenue                       (0.03)     (b)       0.23    (c)      0.20
Miscellaneous - net                0.02                0.01             0.03
Depreciation/amortization          0.01                0.01             0.02
Share repurchase impact            0.02                 -               0.02
Taxes other than income taxes      0.01                 -               0.01
Interest and other charges         0.01               (0.01)              -
Other O&M                          0.01      (d)      (0.03)   (e)     (0.02)
Gain on sale of assets              -                 (0.02)   (f)     (0.02)
Income taxes - other                -                 (0.07)   (g)     (0.07)
                                  -----               -----            -----
2000 as reported earnings          0.33                0.09             0.42
-------------------------------------------------------------------------------

First quarter 2000 revenues were up more than 10% over the same period in 1999. Sales from the Pilgrim plant resulted in a 17% rise in revenues from the competitive businesses. Utility revenues increased 9% in 2000, largely due to higher fuel cost recovery driven by higher gas prices and fuel surcharges. Higher gas prices in first quarter 2000 also explain increased fuel expenses. Purchased power in first quarter 2000 was unchanged from 1999. A River Bend refueling outage increased the utility's 2000 purchased power expenses, but reduced energy trading activity lowered purchased power expenses at the competitive businesses. Other O&M increased slightly in first quarter 2000 as Pilgrim operating expenses were partially offset by lower utility spending. The resulting EBITDA was up over 20% in 2000, driven by the competitive businesses' improved results.

Other income was down $8.8 million in the first quarter of 2000, as the recent period did not include gains from the sale of retail assets and losses from Parent charges that were included in first quarter 1999. Interest on long-term debt was lower in 2000, but other interest increased primarily due to the interest associated with the SERI refund adjustment made in the second quarter of 1999. The effective tax rate was 43% in the first quarter of 2000, compared with 38% in the year earlier period, due to foreign tax credits recorded in 1999. Net income was up 59% in the first quarter of 2000, while earnings per share were up 68%, because of fewer shares outstanding.

_______________________________
(a) "Other" for 2000 includes the remaining carrier-of-carriers telecom business and other assets from the Retail Group, most of which
     were divested  in  1999.   Investment income on the funds remaining
     from the gains on sales of international assets is also included in this grouping for both 2000 and 1999.

(b) Net revenue decreased primarily as a result of regulatory and reserve adjustments of $(0.06) per share (included as a Special Item in Table 4). This decrease was partially offset by favorable sales growth of $0.03 per share. There were no significant regulatory revenue reductions in either period.

(c) Net revenue increased as a result of the inclusion of operations from the Pilgrim Nuclear Power Station (acquired in July 1999) of $0.13 per share, and favorable trading operations at Entergy Wholesale Operations of $0.10 per share.

(d)  Other  O&M at the utility decreased $0.04 per share as a result  of lower information technology, nuclear insurance, and incentive compensation expenses. This decrease was partially offset by a $(0.03) per share increase at Parent & Other, due in part to the inclusion of the remaining retail operations in 2000 results (see Note "a").

(e) Other O&M increased primarily as a result of the inclusion of operations at Pilgrim Station, $(0.07) per share. This increase was offset in part by the elimination of O&M expenses from the Retail businesses divested in 1999.

(f)  Gain  on sale of assets decreased, as there were no asset sales  in
     2000.   First  quarter  1999  results included  a  $0.02  purchase  price adjustment for the 1998 CitiPower sale.

(g) Income statement line items are tax-affected at the statutory rate. Differences between the statutory and effective rates are reflected in the "Income tax - other" line. Income taxes for the competitive businesses were affected in part by foreign tax credits in the first quarter of 1999.

U.S. Utility

In the first quarter of 2000, the utility business reported earnings of $0.33 per share, compared with $0.29 in 1999. Weather was equally unfavorable in both years, with an $(0.08) impact per share in each period. Earnings per share for the 2000 period were negatively impacted $(0.06) by regulatory and reserve adjustments. This charge has been identified as a special item (see Table 4). On an operational basis, quarterly earnings per share were $0.39 in 2000, 34% above 1999 operational earnings of $0.29. Strong retail sales growth and lower O&M expenses were the primary reasons for increased operational earnings.

Parent & Other

Parent & Other earnings per share were zero in first quarter 2000, as compared with $(0.01) in first quarter 1999. In first quarter 2000, investment income was roughly equal to 1999 levels, while first quarter 2000 parent charges were lower than in the same period in 1999.

Competitive Businesses

On an as reported basis, earnings per share from competitive businesses were $0.09, as compared with a loss of $(0.03) in 1999. First quarter 1999 results included $0.04 of special items (see Table 4). On an operational basis, first quarter 2000 earnings per share were $0.09 compared with a $(0.07) loss in 1999.

Entergy Wholesale Operations, on an operational basis, contributed $0.04 to earnings per share in 2000 as compared with a loss of $(0.05) in the previous year. In 2000, trading operations in both the U.S. and the U.K. contributed strong earnings, while earnings from Latin American investments largely offset project development costs. Entergy Nuclear earned $0.05 per share in 2000 compared with zero in 1999, primarily due to operations at the Pilgrim Nuclear Power Station.

Table 3 provides a 2000 vs. 1999 comparison of contributions by business for the first quarter, on both an as reported and operational basis.

----------------------------------------------------------------------------
Table 3:  Competitive Businesses Earnings
First Quarter 2000 vs.1999
----------------------------------------------------------------------------
(Per share in U.S. $)
                                  2000       1999       $ Change
As Reported
Entergy Wholesale Operations      0.04       (0.06)       0.10
Entergy Nuclear                   0.05         -          0.05
Divested Businesses                -          0.03       (0.03)
                                 -----------------------------
Total                             0.09       (0.03)       0.12

Less Special Items (see Table 4)
Entergy Wholesale Operations       -         (0.01)       0.01
Entergy Nuclear                    -           -           -
Divested Businesses                -          0.05       (0.05)
                                 -----------------------------
Total                              -          0.04       (0.04)

Operational
Entergy Wholesale Operations      0.04       (0.05)       0.09
Entergy Nuclear                   0.05         -          0.05
Divested Businesses                -         (0.02)       0.02
                                 -----------------------------
Total                             0.09       (0.07)       0.16
----------------------------------------------------------------------------

Share Repurchase Program

For the first quarter of 2000, 7.4 million shares were repurchased at a total cost of $156 million. Since the share repurchase program was initiated in July 1999, $385 million of the $750 million Board authorized share repurchase program had been utilized to purchase 15.3 million shares. The program is expected to be complete by the end of 2000.

Earnings Review and Outlook

"Financial results were strong in the first quarter," said C. John Wilder, Entergy's chief financial officer. "The utility performed well in our traditionally mild winter months, while the competitive businesses made a very significant contribution, accounting for over 18% of total operational earnings. We are pleased to be well on our way to achieving our 2000 earnings target of $2.35 - $2.45 per share."

Table 4 lists special items by business for the first quarters of 2000 and 1999. Special items are those events that are non-routine, are related to prior periods, or result from discontinued operations. The intent is to separate out the earnings impact of special events in order to report solely the results of the company's ongoing operations.

----------------------------------------------------------------------------
Table 4:  Entergy Special Items [shown as positive / (negative) impact on earnings]
First Quarter 2000 vs.1999
----------------------------------------------------------------------------
(Per share in U.S. $)
                                                2000    1999    Change
U.S. Utility Special Items
      Regulatory and reserve adjustments (h)   (0.06)    -      (0.06)
                                               ----------------------
Total                                          (0.06)    -      (0.06)
                                               ----------------------

Parent Special Items                             -       -        -

Competitive Businesses Special Items
      Divested Businesses - foreign tax          -      0.03    (0.03)
        benefits
      Divested Businesses - CitiPower            -      0.02    (0.02)
        purchase price adjustment
      EPG - write-off of start up costs (i)      -     (0.01)    0.01
                                               ----------------------
Total                                            -      0.04    (0.04)
                                               ----------------------
Total Special Items                            (0.06)   0.04    (0.10)

----------------------------------------------------------------------------

___________________

(h) Regulatory and reserve adjustments were made in the first quarter of 2000 for potential rate actions, rate refunds, and ongoing litigation.
(i) The new accounting standard is AICPA Statement of Position 98-5, "Recording the Costs of Start-Up Operations."

Table 5 provides Entergy's projection of 2000 earnings per share.

----------------------------------------------------------------------------
Table 5: 2000 Earnings Guidance
----------------------------------------------------------------------------
(Per share in U.S. $)

            1999          Changes in 2000                         2000      1Q 2000
         Operational                                            Guidance    Operati
                                                                  Range       onal
                                               Range of Impact
Utility                 Regulatory reductions     (0.02)   -
                                                  ------------
  (w/o weather)   2.17         Total              (0.02)   -    2.15   2.17   0.47

ENI                     Full year of Pilgrim       0.10   0.12
                           ownership
                                                  ------------
                  0.06         Total               0.10   0.12  0.16   0.18   0.05

EWO
                        No Edesur sale            (0.07) (0.07)
                        U.K. projects              0.05   0.08
                        Improved trading and JV    0.08   0.09
                                                  ------------
                  0.05         Total               0.06   0.10  0.11   0.15   0.04

Parent & Other          Expense reductions         0.23   0.24
                        Reduced investment income (0.11) (0.10)
                        Other                      0.01   0.01
                                                  ------------
                 (0.20)        Total               0.13   0.15 (0.07) (0.05)   -

                 -----------------------------------------------------------------
1999 Total        2.08                             0.27   0.37  2.35   2.45   0.56
----------------------------------------------------------------------------------

Projected 2000 earnings from the U.K. power plants have been reduced to reflect the previously announced construction delay at Saltend and the reduction in U.K. electricity pool prices. The strength of first quarter earnings helps ensure that projected 2000 earnings per share are comfortably within the $2.35 - $2.45 range.


Other Performance Highlights

Operating cash flow increased substantially in the first quarter of 2000, primarily due to increased cash flows from the competitive businesses as their earnings improved.

Cash return on average investment declined for the twelve months ending March 2000. This decline was a result of a reduction in assets due to the sale of the international assets and a corresponding decline in EBITDA because of the lost operating income associated with those assets. The return on average common equity improved, reflecting strong income growth in the twelve months ending March 2000. Finally, with fewer shares outstanding, book value per share rose in the twelve months ending March 2000. The book value of common equity was largely unchanged between the two periods as a $300 million increase in retained earnings was offset by a $373 million reduction in common equity due to increased treasury stock with the share repurchase.

Table 6 provides some key financial performance metrics.

----------------------------------------------------------------------------
Table 6:  Entergy Corporation Key Financial Performance Metrics
First Quarter 2000 vs.1999
----------------------------------------------------------------------------

                                             2000     1999   Change
For the first quarter:
Operating cash flow ($millions)              $311     $210    $101
Operating cash flow per share                $1.31   $0.85   $0.46

For 12 months ending March 31:
Cash return on average investment (j)        6.83%   7.80%  (0.97)%
Return on average common equity (k)          8.36%   7.13%   1.23%
Book value per share (l)                    $30.13   $28.76  $1.37
End of period shares outstanding (millions)  232.2   246.7   (14.5)
----------------------------------------------------------------------------




                                    30

  Entergy's common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

      Entergy Corporation's on-line address is http://www.entergy.com

***************************************************************************
**********************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained in the foregoing release with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, changes in corporate strategies, and other factors.

_______________________________
(j) "Cash return on average investment" is 12-months rolling EBITDA divided by average total assets plus accumulated depreciation less current liabilities. This metric is a measure of Entergy's ability to generate cash relative to its gross investments.
(k) "Return on average common equity" is 12-months rolling net income divided by average common equity - 1999 net income excludes the gains from sales of London Electricity and CitiPower. This metric is a measure of Entergy's ability to generate profits from equity received from common shareholders.
(l) "Book value per share" is common equity divided by shares outstanding. This metric is a measure of the book value of Entergy's net assets per share.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2000
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      Company       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  40,392     $       1    $   72,973    $        -      $   113,365
     Temporary cash investments - at cost,
      which approximates market                      276,246        34,836     1,255,546             -        1,566,629
    Special deposits                                       -             -         6,102             -            6,102
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents        316,638        34,837     1,334,621             -        1,686,096
                                                 ----------------------------------------------------------------------
Other temporary investments                                -             -             -             -                -
Notes receivable                                       1,572             -         2,064             -            3,635
Accounts receivable:
   Customer                                          257,638             -            91             -          257,729
   Allowance for doubtful accounts                    (6,943)            -        (2,564)            -           (9,507)
   Associated companies                                7,744       203,065         2,339      (213,149)               -
   Other                                              65,390           (57)      169,614             -          234,947
   Accrued unbilled revenues                         274,202             -             -             -          274,202
                                                 ----------------------------------------------------------------------
     Total receivables                               598,032       203,009       169,481      (213,149)         757,371
Deferred fuel costs                                  208,035             -             -             -          208,035
Fuel inventory - at average cost                     114,417             -         3,456          (240)         117,633
Materials and supplies - at average cost             371,865           (13)       21,874             -          393,726
Rate deferrals                                        27,450             -             -             -           27,450
Deferred nuclear refueling outage costs               47,180             -             -             -           47,180
Prepayments and other                                 74,048         2,316        14,884             -           91,248
                                                 ----------------------------------------------------------------------
TOTAL                                              1,759,235       240,149     1,546,380      (213,389)       3,332,374
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity           214     6,763,236             -    (6,763,235)             214
Decommissioning trust funds                          817,732             -       429,676             -        1,247,408
Non-utility property - at cost
  (less accumulated depreciation)                    220,748             -       101,237             -          321,984
Non-regulated investments                                  -         1,000       245,240             -          246,240
Other - at cost (less accumulated depreciation)       17,479             -             -             -           17,480
                                                 ----------------------------------------------------------------------
TOTAL                                              1,056,172     6,764,236       776,153    (6,763,235)       1,833,326
                                                 ----------------------------------------------------------------------

UTILITY PLANT

Electric                                          23,077,731         4,340       155,486             -       23,237,556
Plant acquisition adjustment                         402,563             -           300             -          402,863
Property under capital lease                         774,184             -             -             -          774,184
Natural gas                                          187,632             -             -             -          187,632
Construction work in progress                        812,599           790       955,813             -        1,769,202
Nuclear fuel under capital lease                     268,220             -             -             -          268,220
Nuclear fuel                                          66,478             -        44,432             -          110,910
                                                 ----------------------------------------------------------------------
TOTAL UTILITY PLANT                               25,589,407         5,130     1,156,031             -       26,750,567
Less - accumulated depreciation and amortization  10,993,419         2,459        84,375             -       11,080,253
                                                 ----------------------------------------------------------------------
UTILITY PLANT - NET                               14,595,988         2,671     1,071,655             -       15,670,314
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                    12,130             -             -             -           12,130
    SFAS 109 regulatory asset - net                1,044,438             -             -             -        1,044,438
    Unamortized loss on reacquired debt              197,092             -             -             -          197,092
    Other regulatory assets                          665,179             -             -             -          665,179
  Long-term receivables                               31,625             -             -             -           31,625
  Other                                              194,629       402,514       380,651      (402,046)         575,749
                                                 ----------------------------------------------------------------------
TOTAL                                              2,145,093       402,514       380,651      (402,046)       2,526,213
                                                 ----------------------------------------------------------------------
                                                                                        -
TOTAL ASSETS                                     $19,556,488    $7,409,570    $3,774,840   $(7,378,671)   $  23,362,227
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2000
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      Company       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY                                                -
CURRENT LIABILITIES
  Currently maturing long-term debt               $108,408      $      -       $67,000     $       -         $175,408
Notes payable:
  Other                                                716       350,000             -             -          350,716
Account payable:
  Associated companies                              32,508           769        15,576       (48,853)               -
  Other                                            426,028         1,022       164,081             -          591,132
Customer deposits                                  166,931             -             -             -          166,931
Taxes accrued                                      326,528         8,135       160,755             -          495,418
Accumulated deferred income taxes                   59,833             -            20             -           59,853
Nuclear refueling outage costs                       9,246             -             -             -            9,246
Interest accrued                                   101,112           462         1,113             -          102,687
Co-owner advances                                   11,549             -             -        (8,129)           3,420
Obligations under capital lease                    176,530             -             -             -          176,530
Other                                              137,086         6,918        19,600        (8,310)         155,292
                                               ----------------------------------------------------------------------
TOTAL                                            1,556,474       367,306       428,143       (65,291)       2,286,633
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                3,396,755       (16,676)     (103,156)            -        3,276,922
Accumulated deferred investment tax credits        513,009             -             -             -          513,009
Obligations under capital lease                    184,751             -             -             -          184,751
FERC settlement - refund obligation                 35,765             -             -             -           35,765
Other regulatory liabilities                       200,607             -             -             -          200,607
Decommisioning                                     275,053             -       439,476             -          714,529
Transition to competition                          164,486             -             -             -          164,486
Regulatory reserves                                398,195             -             -             -          398,195
Accumulated provisions                             279,263             -           (71)            -          279,192
Other                                              639,460        52,433       357,541      (394,157)         655,277
                                               ----------------------------------------------------------------------
TOTAL                                            6,087,344        35,757       693,790      (394,157)       6,422,733
                                               ----------------------------------------------------------------------


Long-term debt                                   5,929,184             -     1,112,505     (155,987)        6,885,702
Preferred stock with sinking fund                   69,650             -             -             -           69,650
Preference stock                                   150,000             -             -             -          150,000
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                            215,000             -             -             -          215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund               335,961             -             -             -          335,961
  Common stock                                   2,225,870         2,472       659,574    (2,885,444)           2,472
       Authorized shares        500,000,000
       Issued shares CY         247,172,239
  Paid-in capital                                1,779,381     4,636,475       845,100    (2,624,482)       4,636,474
  Retained earnings                              1,207,625     2,814,499       121,174    (1,328,798)       2,814,499
Accumulated other comprehensive income:
  Cumulative foreign currency translation adjustment     -       (69,489)      (69,489)       69,489          (69,489)
  Net unrealized investment gains (losses)               -             -        (9,958)            -           (9,958)
  Less - treasury stock, at cost                         -       377,450         6,000        (6,000)         377,450
       Shares CY                 14,962,294

                                               ----------------------------------------------------------------------
TOTAL                                            5,548,837     7,006,507     1,540,401    (6,763,235)       7,332,509
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $19,556,488    $7,409,570    $3,774,840  $ (7,378,671)     $23,362,227
                                               ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      Company       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  35,970     $      14    $   72,214    $        -      $   108,198
     Temporary cash investments - at cost,
      which approximates market                      101,199        16,479       987,843             -        1,105,521
    Special deposits                                       -             -             -             -                -
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents        137,169        16,493     1,060,057             -        1,213,719
                                                 ----------------------------------------------------------------------
Other temporary investments                                -             -       321,351             -          321,351
Notes receivable                                          97             -         2,064             -            2,161
Accounts receivable:
   Customer                                          290,240             -            91             -          290,331
   Allowance for doubtful accounts                    (6,943)            -        (2,564)            -           (9,507)
   Associated companies                               16,293       177,501          (319)     (193,476)               -
   Other                                              55,190           (51)      152,759             -          207,898
   Accrued unbilled revenues                         298,616             -             -             -          298,616
                                                 ----------------------------------------------------------------------
     Total receivables                               653,397       177,450       149,967      (193,476)         787,338
Deferred fuel costs                                  240,661             -             -             -          240,661
Fuel inventory - at average cost                      87,362             -         7,424          (366)          94,419
Materials and supplies - at average cost             370,681           (18)       21,741             -          392,403
Rate deferrals                                        30,394             -             -             -           30,394
Deferred nuclear refueling outage costs               58,119             -             -             -           58,119
Prepayments and other                                 52,836         2,100        23,628             -           78,567
                                                 ----------------------------------------------------------------------
TOTAL                                              1,630,717       196,025     1,586,232      (193,841)       3,219,132
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity           214     6,707,894             -    (6,707,894)             214
Decommissioning trust funds                          815,014             -       431,009             -        1,246,023
Non-utility property - at cost
  (less accumulated depreciation)                    217,622             -        99,544             -          317,165
Non-regulated investments                                  -             -       198,003             -          198,003
Other - at cost (less accumulated depreciation)       16,714             -             -             -           16,714
                                                 ----------------------------------------------------------------------
TOTAL                                              1,049,563     6,707,894       728,556    (6,707,894)       1,778,119
                                                 ----------------------------------------------------------------------

UTILITY PLANT

Electric                                          23,003,335         4,340       155,486             -       23,163,161
Plant acquisition adjustment                               -       406,630           300             -          406,929
Property under capital lease                         768,500             -             -             -          768,500
Natural gas                                          186,041             -             -             -          186,041
Construction work in progress                        708,431           688       791,498             -        1,500,617
Nuclear fuel under capital lease                     286,476             -             -             -          286,476
Nuclear fuel                                          39,506             -        48,186             -           87,693
                                                 ----------------------------------------------------------------------
TOTAL UTILITY PLANT                               24,992,289       411,658       995,470             -       26,399,417
Less - accumulated depreciation and amortization  10,813,031         2,242        83,387             -       10,898,661
                                                 ----------------------------------------------------------------------
UTILITY PLANT - NET                               14,179,258       409,415       912,083             -       15,500,756
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                    16,581             -             -             -           16,581
    SFAS 109 regulatory asset - net                1,068,006             -             -             -        1,068,006
    Unamortized loss on reacquired debt              198,631             -             -             -          198,631
    Other regulatory assets                          637,870             -             -             -          637,870
  Long-term receivables                               32,260             -             -             -           32,260
  Other                                              143,863        47,574       342,294             -          533,732
                                                 ----------------------------------------------------------------------
TOTAL                                              2,097,211        47,574       342,294             -        2,487,080
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $18,956,750    $7,360,908    $3,569,164   $(6,901,735)   $  22,985,087
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      Company       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY                                                -
CURRENT LIABILITIES
  Currently maturing long-term debt               $194,555      $      -       $     -     $       -         $194,555
Notes payable:
  Other                                                716       120,000             -             -          120,715
Account payable:
  Associated companies                               1,604         2,165        21,807       (25,577)               -
  Other                                            468,278        17,786       221,614             -          707,678
Customer deposits                                  161,909             -             -             -          161,909
Taxes accrued                                      270,644         9,142       165,891             -          445,677
Accumulated deferred income taxes                   72,640             -             -             -           72,640
Nuclear refueling outage costs                      11,216             -             -             -           11,216
Interest accrued                                   126,177           148         2,702             -          129,028
Co-owner advances                                   15,147             -             -        (8,129)           7,018
Obligations under capital lease                    178,247             -             -             -          178,247
Other                                              213,583         6,251        24,054      (118,139)         125,749
                                               ----------------------------------------------------------------------
TOTAL                                            1,714,717       155,493       436,067      (151,845)       2,154,432
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                3,443,734       (16,165)     (160,568)            -        3,267,001
Accumulated deferred investment tax credits        519,910             -             -             -          519,910
Obligations under capital lease                    205,464             -             -             -          205,464
FERC settlement - refund obligation                 37,337             -             -             -           37,337
Other regulatory liabilities                       199,139             -             -             -          199,139
Decommisioning                                     268,697             -       478,095             -          746,792
Transition to competition                          157,034             -             -             -          157,034
Regulatory reserves                                378,307             -             -             -          378,307
Accumulated provisions                             222,008        57,938          (522)            -          279,425
Other                                              250,338        39,216       237,840         7,763          535,156
                                               ----------------------------------------------------------------------
TOTAL                                            5,681,969        80,989       554,845         7,763        6,325,565
                                               ----------------------------------------------------------------------


Long-term debt                                   5,623,974             -     1,038,370       (49,760)       6,612,583
Preferred stock with sinking fund                   69,650             -             -             -           69,650
Preference stock                                   150,000             -             -             -          150,000
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                            215,000             -             -             -          215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund               338,455             -             -             -          338,455
  Common stock                                   2,225,870         2,471       659,561    (2,885,431)           2,471
       Authorized shares        500,000,000
       Issued shares CY         247,082,345
  Paid-in capital                                1,779,316     4,636,163       835,400    (2,614,718)       4,636,163
  Retained earnings                              1,157,800     2,786,467       124,726    (1,282,527)       2,786,467
Accumulated other comprehensive income:
  Cumulative foreign currency translation adjustment     -       (68,782)      (68,782)       68,782          (68,782)
  Net unrealized investment gains (losses)               -             -        (5,023)            -           (5,023)
  Less - treasury stock, at cost                         -       231,894         6,000        (6,000)         231,894
       Shares CY                  8,045,434

                                               ----------------------------------------------------------------------
TOTAL                                            5,501,441     7,124,426     1,539,883    (6,707,893)       7,457,857
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $18,956,750    $7,360,908    $3,569,164  $ (6,901,735)     $22,985,087
                                               ======================================================================

* Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
March 31, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      Company       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $   4,422     $     (13)   $      759    $        -      $     5,168
     Temporary cash investments - at cost,
      which approximates market                      175,047        18,357       267,703             -          461,107
    Special deposits                                       -             -         6,102             -            6,102
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents        179,469        18,344       274,564             -          472,377
                                                 ----------------------------------------------------------------------
Other temporary investments                                -             -      (321,351)            -         (321,351)
Notes receivable                                       1,474             -             -             -            1,474
Accounts receivable:
   Customer                                          (32,602)            -             -             -          (32,602)
   Allowance for doubtful accounts                         -             -             -             -                -
   Associated companies                               (8,549)       25,564         2,658       (19,673)               -
   Other                                              10,200            (6)       16,855             -           27,049
   Accrued unbilled revenues                         (24,414)            -             -             -          (24,414)
                                                 ----------------------------------------------------------------------
     Total receivables                               (55,365)       25,558        19,514       (19,673)         (29,967)
Deferred fuel costs                                  (32,626)            -             -             -          (32,626)
Fuel inventory - at average cost                      27,055             -        (3,968)          125           23,213
Materials and supplies - at average cost               1,184             6           133             -            1,323
Rate deferrals                                        (2,945)            -             -             -           (2,945)
Deferred nuclear refueling outage costs              (10,940)            -             -             -          (10,940)
Prepayments and other                                 21,211           216        (8,744)            -           12,686
                                                 ----------------------------------------------------------------------
TOTAL                                                128,518        44,124       (39,852)      (19,548)         113,244
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity             -        55,342             -       (55,342)               -
Decommissioning trust funds                            2,717             -        (1,332)            -            1,385
Non-utility property - at cost
  (less accumulated depreciation)                      3,126             -         1,693             -            4,819
Non-regulated investments                                  -         1,000        47,237             -           48,237
Other - at cost (less accumulated depreciation)          766             -             -             -              766
                                                 ----------------------------------------------------------------------
TOTAL                                                  6,609        56,342        47,597       (55,342)          55,207
                                                 ----------------------------------------------------------------------

UTILITY PLANT

Electric                                              74,396             -             -             -           74,396
Plant acquisition adjustment                         402,563      (406,630)            -             -           (4,066)
Property under capital lease                           5,684             -             -             -            5,684
Natural gas                                            1,591             -             -             -            1,591
Construction work in progress                        104,168           102       164,315             -          268,585
Nuclear fuel under capital lease                     (18,257)            -             -             -          (18,257)
Nuclear fuel                                          26,972             -        (3,754)            -           23,217
                                                 ----------------------------------------------------------------------
TOTAL UTILITY PLANT                                  597,117      (406,528)      160,561             -          351,150
Less - accumulated depreciation and amortization     180,388           217           988             -          181,593
                                                 ----------------------------------------------------------------------
UTILITY PLANT - NET                                  416,729      (406,745)      159,573             -          169,557
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                    (4,451)            -             -             -           (4,451)
    SFAS 109 regulatory asset - net                  (23,568)            -             -             -          (23,568)
    Unamortized loss on reacquired debt               (1,539)            -             -             -           (1,539)
    Other regulatory assets                           27,309             -             -             -           27,309
  Long-term receivables                                 (635)            -             -             -             (635)
  Other                                               50,766       354,941        38,357      (402,046)          42,017
                                                 ----------------------------------------------------------------------
TOTAL                                                 47,882       354,941        38,357      (402,046)          39,133
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $   599,738    $   48,662    $  205,676   $  (476,935)   $     377,141
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      Company       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Currently maturing long-term debt               $(86,147)     $      -       $67,000     $       -         $(19,147)
Notes payable:
  Other                                                  -       230,000             -             -          230,001
Account payable:
  Associated companies                              30,903        (1,397)       (6,231)      (23,276)               -
  Other                                            (42,250)      (16,764)      (57,534)            -         (116,547)
Customer deposits                                    5,022             -             -             -            5,022
Taxes accrued                                       55,884        (1,008)       (5,136)            -           49,741
Accumulated deferred income taxes                  (12,808)            -            20             -          (12,788)
Nuclear refueling outage costs                      (1,970)            -             -             -           (1,970)
Interest accrued                                   (25,065)          314        (1,589)            -          (26,341)
Co-owner advances                                   (3,599)            -             -             -           (3,599)
Obligations under capital lease                     (1,717)            -             -             -           (1,717)
Other                                              (76,497)          667        (4,454)      109,829           29,543
                                               ----------------------------------------------------------------------
TOTAL                                             (158,243)      211,813        (7,924)       86,553          132,198
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                  (46,980)         (511)       57,411             -            9,921
Accumulated deferred investment tax credits         (6,901)            -             -             -           (6,901)
Obligations under capital lease                    (20,713)            -             -             -          (20,713)
FERC settlement - refund obligation                 (1,572)            -             -             -           (1,572)
Other regulatory liabilities                         1,468             -             -             -            1,468
Decommisioning                                       6,356             -       (38,619)            -          (32,263)
Transition to competition                            7,453             -             -             -            7,453
Regulatory reserves                                 19,888             -             -             -           19,888
Accumulated provisions                              57,255       (57,938)          451             -             (233)
Other                                              389,122        13,218       119,702      (401,920)         120,121
                                               ----------------------------------------------------------------------
TOTAL                                              405,375       (45,232)      138,945      (401,920)          97,169
                                               ----------------------------------------------------------------------


Long-term debt                                     305,210             -        74,136      (106,227)         273,120
Preferred stock with sinking fund                        -             -             -             -                -
Preference stock                                         -             -             -             -                -
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                                  -             -             -             -                -

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                (2,493)            -             -             -           (2,493)
  Common stock                                           -             1            13           (13)               1
  Paid-in capital                                       65           311         9,700        (9,765)             311
  Retained earnings                                 49,825        28,032        (3,552)      (46,272)          28,032
Accumulated other comprehensive income:
  Cumulative foreign currency translation adjustment     -          (706)         (707)          707             (706)
  Net unrealized investment gains (losses)               -             -        (4,935)            -           (4,935)
  Less - treasury stock, at cost                         -       145,556             -             -          145,556

                                               ----------------------------------------------------------------------
TOTAL                                               47,396      (117,919)          519       (55,342)        (125,346)
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $   599,738    $   48,662    $  205,676  $   (476,935)     $   377,141
                                               ======================================================================

* Totals may not foot due to rounding.

Entergy Corporation


Consolidating Income Statement
Year to Date March 31, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,355,562    $       -     $      -    $   (2,666)   $ 1,352,896
     Natural gas                                      45,881            -            -             -         45,881
     Steam products                                        -            -            -             -              -
     Competitive businesses                                -        5,762      416,246        (9,294)       412,715
                                                  -----------------------------------------------------------------
                         Total                     1,401,444        5,762      416,246       (11,959)     1,811,492
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       419,189            -       78,564             -        497,754
            purchased for resale
          Purchased power                            136,241            -      243,414       (10,112)       369,544
          Nuclear refueling outage expenses           18,557            -            -             -         18,557
          Other operation and maintenance            300,443       19,940       59,320        (2,292)       377,410
     Decommissioning                                  10,938            -            -             -         10,938
     Taxes other than income taxes                    77,965          277        1,376             -         79,618
                                                  -----------------------------------------------------------------
                         Total                       963,333       20,217      382,674       (12,404)     1,353,821
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     438,111      (14,455)      33,571           445        457,671
                                                  -----------------------------------------------------------------

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   175,748          717        1,811             -        178,276
     Other regulatory charges (credits)              (14,605)           -            -             -        (14,605)
     Amortization of rate deferrals                    7,396            -            -             -          7,396
                                                  -----------------------------------------------------------------
                        Total                        168,539          717        1,811             -        171,067
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              269,572      (15,172)      31,760           445        286,604

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            7,695            -            -             -          7,695
       construction
     Gain/(loss) on sale of assets - net                 514            3            -             -            517
     Miscellaneous - net                               4,398       20,791        7,489        (3,698)        28,982
                                                  -----------------------------------------------------------------
                          Total                       12,607       20,794        7,489        (3,698)        37,194
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      114,342            -          126          (810)       113,659
     Other interest - net                             10,687        4,647        7,391        (2,443)        20,283
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (6,088)           -            -             -         (6,088)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       123,651        4,647        7,518        (3,253)       132,563
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    158,529          974       31,732             -        191,235

INCOME TAXES                                          71,191          534       11,101             -         82,825
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        87,338          440       20,632             -        108,410

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              9,550            -            -             -          9,550
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   77,788    $     440   $   20,632     $       -        $98,860
                                                  =================================================================
EARNINGS PER AVERAGE COMMON SHARE                      $0.33        $0.00        $0.09                        $0.42
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             236,608,445

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date March 31, 1999
(Dollars in thousands)
(Unaudited)
                                                       U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                    Utilities      Other      Businesses
OPERATING REVENUES:
     Domestic electric                               $1,240,676    $       -   $        -      $ (2,092)  $  1,238,583
     Natural gas                                         37,731            -            -             -         37,731
     Steam products                                       8,296            -            -             -          8,296
     Competitive businesses                                   -            -      356,534        (1,222)       355,312
                                                     -----------------------------------------------------------------
                         Total                        1,286,703            -      356,534        (3,315)     1,639,922
                                                     -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas          344,597            -       58,376             -        402,973
            purchased for resale
          Purchased power                                81,348            -      294,313        (1,862)       373,799
          Nuclear refueling outage expenses              19,685            -            -             -         19,685
          Other operation and maintenance               318,025        6,844       44,927        (2,165)       367,632
     Decommissioning                                     12,674            -            -             -         12,674
     Taxes other than income taxes                       82,296          224          549             -         83,068
                                                     -----------------------------------------------------------------
                         Total                          858,624        7,068      398,166        (4,026)     1,259,831
                                                     -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                        428,078       (7,068)     (41,632)          712        380,091
                                                     -----------------------------------------------------------------

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                      179,484          551        4,333             -        184,368
     Other regulatory charges (credits)                 (16,125)           -            -             -        (16,125)
     Amortization of rate deferrals                       8,413            -            -             -          8,413
                                                     -----------------------------------------------------------------
                        Total                           171,772          551        4,333             -        176,656
                                                     -----------------------------------------------------------------

OPERATING INCOME (LOSS)                                 256,307       (7,618)     (45,965)          712        203,435
                                                     -----------------------------------------------------------------

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during               5,411            -            -             -          5,411
       construction
     Gain/(loss) on sale of assets - net                    445            -       20,138             -         20,583
     Miscellaneous - net                                  5,254       10,636        4,940          (879)        19,952
                                                     -----------------------------------------------------------------
                          Total                          11,111       10,636       25,078          (879)        45,946
                                                     -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                         121,338            -        1,192             -        122,531
     Other interest - net                                 3,679        3,403        1,626          (167)         8,541
     Distributions on preferred securities                4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used during            (4,479)           -            -             -         (4,479)
       construction
                                                     -----------------------------------------------------------------
                         Total                          125,247        3,403        2,818          (167)       131,302
                                                     -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                       142,170         (385)     (23,705)            -        118,079

INCOME TAXES                                             59,594        1,158      (15,579)            -         45,173
                                                     -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                           82,576       (1,543)      (8,127)            -         72,906

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                10,725            -            -             -         10,725
                                                     -----------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK           $   71,851     $ (1,543)   $  (8,127)    $       -      $  62,181
                                                     =================================================================
EARNINGS PER AVERAGE COMMON SHARE                         $0.29       ($0.01)      ($0.03)                       $0.25
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                246,579,198

*Totals may not foot due to rounding.



Entergy Corporation


Consolidating Income Statement
Year to Date March 31, 2000 vs 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                   U.S.       Parent &   Competitive   Eliminations   Consolidated
                                                Utilities      Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $  114,887    $       -    $       -     $     (573)     $ 114,313
     Natural gas                                      8,150            -            -              -          8,150
     Steam products                                  (8,296)           -            -              -         (8,296)
     Competitive businesses                               -        5,762       59,712         (8,071)        57,403
                                                 ------------------------------------------------------------------
                         Total                      114,741        5,762       59,712         (8,644)       171,570
                                                 ------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses,               74,593            -       20,188              -         94,781
            and gas purchased for resale
          Purchased power                            54,893            -      (50,899)        (8,250)        (4,255)
          Nuclear refueling outage expenses          (1,128)           -            -              -         (1,128)
          Other operation and maintenance           (17,582)      13,096       14,393           (128)         9,779
     Decommissioning                                 (1,736)           -            -              -         (1,736)
     Taxes other than income taxes                   (4,331)          54          827              -         (3,452)
                                                 ------------------------------------------------------------------
                         Total                      104,708       13,149      (15,492)        (8,378)        93,989
                                                 ------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     10,033       (7,387)      75,203           (267)        77,581
                                                 ------------------------------------------------------------------

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   (3,736)         167       (2,522)             -         (6,091)
     Other regulatory charges (credits)               1,519            -            -              -          1,519
     Amortization of rate deferrals                  (1,017)           -            -              -         (1,017)
                                                 ------------------------------------------------------------------
                        Total                        (3,233)         167       (2,522)             -         (5,589)
                                                 ------------------------------------------------------------------

OPERATING INCOME (LOSS)                              13,266       (7,554)      77,726           (267)        83,170
                                                 ------------------------------------------------------------------

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                  2,284            -            -              -          2,284
       during construction
     Gain/(loss) on sale of assets - net                 69            3      (20,138)             -        (20,066)
     Miscellaneous - net                               (856)      10,155        2,549         (2,820)         9,029
                                                 ------------------------------------------------------------------
                          Total                       1,496       10,158      (17,589)        (2,820)        (8,753)
                                                 ------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      (6,996)           -       (1,066)          (810)        (8,872)
     Other interest - net                             7,008        1,244        5,766         (2,276)        11,742
     Distributions on preferred securities                0            -            -              -              0
       of subsidiaries
     Allowance for borrowed funds used               (1,609)           -            -              -         (1,609)
       during construction
                                                 ------------------------------------------------------------------
                          Total                      (1,597)       1,244        4,699         (3,086)         1,261
                                                 ------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    16,359        1,360       55,437              -         73,156

INCOME TAXES                                         11,597         (624)      26,679              -         37,652
                                                 ------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        4,762        1,983       28,758              -         35,504

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                            (1,175)           -            -              -         (1,175)
                                                 ------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   5,937    $   1,983    $  28,758    $         -      $  36,679
                                                 ==================================================================
EARNINGS PER AVERAGE COMMON SHARE                     $0.04        $0.01        $0.12                         $0.17

*Totals may not foot due to rounding.



Entergy Corporation


Consolidating Income Statement
Twelve Months Ended March 31, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &     Competitive   Eliminations    Consolidated
                                                 Utilities       Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $ 6,403,303   $         -   $         -   $    (17,575)    $ 6,385,728
     Natural gas                                     118,520             -             -              -         118,520
     Steam products                                    7,541             -             -              -           7,541
     Competitive businesses                                -         5,762     2,457,719        (24,885)      2,438,595
                                                 ----------------------------------------------------------------------
                         Total                     6,529,364         5,762     2,457,719        (42,460)      8,950,384
                                                 ----------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and         1,746,668             -       431,707           (719)      2,177,656
            gas purchased for resale
          Purchased power                            748,095             -     1,720,229        (30,096)      2,438,228
          Nuclear refueling outage expenses           74,928             -             -              -          74,928
          Other operation and maintenance          1,387,626        72,034       274,673        (13,424)      1,720,909
     Decommissioning                                  44,252             -             -              -          44,252
     Taxes other than income taxes                   330,503           641         4,689              -         335,834
                                                 ----------------------------------------------------------------------
                         Total                     4,332,072        72,675     2,431,299        (44,240)      6,791,807
                                                 ----------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,197,292       (66,913)       26,420          1,780       2,158,577
                                                 ----------------------------------------------------------------------

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   681,984         1,605         8,727              -         692,316
     Other regulatory charges (credits)                9,266             -             -              -           9,266
     Amortization of rate deferrals                  122,170             -             -              -         122,170
                                                 ----------------------------------------------------------------------
                        Total                        813,421         1,605         8,727              -         823,752
                                                 ----------------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,383,871       (68,519)       17,693          1,780       1,334,825
                                                 ----------------------------------------------------------------------

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                  31,575             -             -              -          31,575
       during construction
     Gain/(loss) on sale of assets - net               2,115          (830)       50,574              -          51,859
     Miscellaneous - net                              38,717        49,577        83,565         (8,406)        163,453
                                                 ----------------------------------------------------------------------
                          Total                       72,407        48,747       134,139         (8,406)        246,887
                                                 ----------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      467,649             -         1,166           (810)        468,005
     Other interest - net                             72,653         7,388        19,989         (5,816)         94,213
     Distributions on preferred securities            18,838             -             -              -          18,838
       of subsidiaries
     Allowance for borrowed funds used               (24,193)            -             -              -         (24,194)
       during construction
                                                 ----------------------------------------------------------------------
                         Total                       534,946         7,388        21,155         (6,626)        556,862
                                                 ----------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    921,332       (27,159)      130,677              -       1,024,850

INCOME TAXES                                         363,045        32,367        (1,092)             -         394,320
                                                 ----------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       558,286       (59,526)      131,769              -         630,530

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             41,392             -             -              -          41,392
                                                 ----------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK       $   516,894      $(59,526)   $  131,769   $          -     $   589,138
                                                 ======================================================================
EARNINGS PER AVERAGE COMMON SHARE                      $2.13        ($0.24)        $0.54                          $2.43
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                 242,652,359

*Totals may not foot due to rounding.




Entergy Corporation


Consolidating Income Statement
Twelve Months Ended March 31, 1999
(Dollars in thousands)
(Unaudited)
                                                    U.S.        Parent &     Competitive   Eliminations  Consolidated
                                                  Utilities       Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $  6,070,476    $        -    $        -   $   (15,623)   $ 6,054,853
     Natural gas                                      102,661             -             -             -        102,661
     Steam products                                    43,063             -             -             -         43,063
     Competitive businesses                                 -             -     4,640,663       (19,638)     4,621,025
                                                 ---------------------------------------------------------------------
                         Total                      6,216,200             -     4,640,663       (35,261)    10,821,602
                                                 ---------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and          1,551,750             -       209,808        (1,520)     1,760,038
            gas purchased for resale
          Purchased power                             558,963             -     3,644,533       (22,926)     4,180,569
          Nuclear refueling outage expenses            80,896             -             -             -         80,896
          Other operation and maintenance           1,337,257        49,108       498,480       (12,861)     1,871,984
     Decommissioning                                   47,401             -             -             -         47,401
     Taxes other than income taxes                    335,810         1,159        12,458             -        349,427
                                                 ---------------------------------------------------------------------
                         Total                      3,912,077        50,267     4,365,279       (37,307)     8,290,315
                                                 ---------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                    2,304,123       (50,267)      275,384         2,046      2,531,287
                                                 ---------------------------------------------------------------------

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                    716,593         2,068       165,358             -        884,019
     Other regulatory charges (credits)                51,869             -             -             -         51,870
     Amortization of rate deferrals                   165,615             -             -             -        165,615
                                                 ---------------------------------------------------------------------
                        Total                         934,077         2,068       165,358             -      1,101,504
                                                 ---------------------------------------------------------------------

OPERATING INCOME (LOSS)                             1,370,046       (52,335)      110,026         2,046      1,429,783
                                                 ---------------------------------------------------------------------

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                   15,527             -             -             -         15,527
       during construction
     Gain/(loss) on sale of assets - net                1,883             -       279,214             -        281,097
     Miscellaneous - net                               33,862         4,086        53,310        (2,834)        88,424
                                                 ---------------------------------------------------------------------
                          Total                        51,272         4,086       332,524        (2,834)       385,048
                                                 ---------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       495,369             -       171,187             -        666,556
     Other interest - net                              33,663        14,958        15,653          (788)        63,486
     Distributions on preferred securities             18,838             -        17,321             -         36,159
       of subsidiaries
     Allowance for borrowed funds used                (13,360)            -             -             -        (13,360)
       during construction
                                                 ---------------------------------------------------------------------
                         Total                        534,510        14,958       204,161          (788)       752,841
                                                 ---------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     886,808       (63,207)      238,389             -      1,061,990

INCOME TAXES                                          339,737         2,871       (79,099)            -        263,509
                                                 ---------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        547,071       (66,078)      317,488             -        798,481

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              45,509             -             -             -         45,509
                                                 ---------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   501,562    $  (66,078)  $   317,488     $       -      $ 752,972
                                                 =====================================================================
EARNINGS PER AVERAGE COMMON SHARE                       $2.03        ($0.27)        $1.29                        $3.05
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                246,558,908

*Totals may not foot due to rounding.



Entergy Corporation


Consolidating Income Statement
Twelve Months Ended March 31, 2000 vs 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                   U.S.       Parent &     Competitive  Eliminations   Consolidated
                                                Utilities       Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $  332,827    $        -    $        -    $   (1,952)    $ 330,875
     Natural gas                                     15,859             -             -             -        15,859
     Steam products                                 (35,522)            -             -             -       (35,522)
     Competitive businesses                               -         5,762    (2,182,944)       (5,247)   (2,182,430)
                                                 ------------------------------------------------------------------
                         Total                      313,163         5,762    (2,182,944)       (7,199)   (1,871,218)
                                                 ------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and          194,917             -       221,899           801       417,617
            gas purchased for resale
          Purchased power                           189,132             -    (1,924,304)       (7,170)   (1,742,341)
          Nuclear refueling outage expenses          (5,968)            -             -             -        (5,968)
          Other operation and maintenance            50,369        22,926      (223,807)         (563)     (151,075)
     Decommissioning                                 (3,149)            -             -             -        (3,149)
     Taxes other than income taxes                   (5,307)         (518)       (7,769)            -       (13,593)
                                                 ------------------------------------------------------------------
                         Total                      419,995        22,408    (1,933,980)       (6,933)   (1,498,509)
                                                 ------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   (106,831)      (16,646)     (248,964)         (266)     (372,709)
                                                 ------------------------------------------------------------------

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                  (34,609)         (463)     (156,631)            -      (191,703)
     Other regulatory charges (credits)             (42,603)            -             -             -       (42,603)
     Amortization of rate deferrals                 (43,445)            -             -             -       (43,445)
                                                 ------------------------------------------------------------------
                        Total                      (120,657)         (463)     (156,631)            -      (277,751)
                                                 ------------------------------------------------------------------

OPERATING INCOME (LOSS)                              13,826       (16,184)      (92,333)         (266)      (94,958)
                                                 ------------------------------------------------------------------

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                 16,047             -             -             -        16,047
       during construction
     Gain/(loss) on sale of assets - net                233          (830)     (228,640)            -      (229,237)
     Miscellaneous - net                              4,855        45,491        30,255        (5,572)       75,029
                                                 ------------------------------------------------------------------
                          Total                      21,134        44,661      (198,385)       (5,572)     (138,161)
                                                 ------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                     (27,720)            -      (170,021)         (810)     (198,551)
     Other interest - net                            38,990        (7,570)        4,336        (5,028)       30,727
     Distributions on preferred securities               (0)            -       (17,321)            -       (17,321)
       of subsidiaries
     Allowance for borrowed funds used              (10,833)            -             -             -       (10,834)
       during construction
                                                 ------------------------------------------------------------------
                          Total                         437        (7,570)     (183,006)       (5,838)     (195,979)
                                                 ------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    34,523        36,048      (107,712)            -       (37,140)

INCOME TAXES                                         23,308        29,496        78,007             -       130,811
                                                 ------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       11,215         6,552      (185,719)            -      (167,951)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                            (4,117)            -             -             -        (4,117)
                                                 ------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK       $   15,333    $    6,552    $ (185,719)     $      -     $(163,834)
                                                 ==================================================================
EARNINGS PER AVERAGE COMMON SHARE                     $0.10         $0.03        ($0.75)                     ($0.62)

*Totals may not foot due to rounding.


Entergy Corporation


U.S. Utility Electric Energy Sales & Customers


                             Year to Date March
                                                                      %     % Weather
                                             2000          1999   Reported  Adjusted
                                             (Millions of kwh)
                                                                     <C
ELECTRIC ENERGY SALES:
     Residential                             6,512         6,417     1.5      0.7
     Commercial                              5,280         5,169     2.1      2.2
     Governmental                              587           589    (0.3)    (0.3)
     Industrial                             10,617        10,216     3.9      3.9
                                            ------        ------
       Total to Ultimate Customers          22,996        22,391     2.7      2.4
      Wholesale                              2,272         2,209     2.8
                                            ------        ------
                Total Sales                 25,268        24,600     2.7
                                            ======        ======


                          Twelve Months Ended March

                                          2000          1999          %
                                                   (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            30,726        31,112    (1.2)
     Commercial                             23,886        23,518     1.6
     Governmental                            2,562         2,620    (2.2)
     Industrial                             43,950        43,257     1.6
                                           -------       -------
       Total to Ultimate Customers         101,124       100,507     0.6
      Wholesale                              9,777        11,466   (14.7)
                                           -------       -------
                Total Sales                110,901       111,973    (1.0)
                                           =======       =======


                                 March

                                          2000          1999          %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                         2,195,536     2,167,336     1.3
     Commercial                            286,013       278,500     2.7
     Governmental                           14,219        13,866     2.5
     Industrial                             39,716        39,194     1.3
                                         ---------     ---------
       Total to Ultimate Customers       2,535,484     2,498,896     1.5
      Wholesale                                 43            42     1.6
                                         ---------     ---------
                Total Sales              2,535,527     2,498,938     1.5
                                         =========     =========
